                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                      ________________________________________

                                     FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) 6/12/98
                                                 ------------------------------


                            WellPoint Health Networks Inc.
-------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


      Delaware                            001-13803               95-4635504
-------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                   File Number)        Identification No.


  21555 Oxnard Street, Woodland Hills, California                       91367
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (818) 703-4000
                                                   ---------------------------


                                    Not applicable
------------------------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

 ITEM 5.         OTHER EVENTS.

     Effective as of June 12, 1998, WellPoint Health Networks Inc., a Delaware corporation (the "Company" or "WellPoint"), has entered into an amended and restated California Blue Cross License Addendum (as amended and restated, the "Amended Addendum") between the Company, Blue Cross of California and the Blue Cross Blue Shield Association (the "BCBSA"). The Amended Addendum modifies in certain respects the terms of the Blue Cross License Agreement dated as of August 4, 1997 (the "Primary License Agreement") between the Company and the BCBSA. The California Blue Cross License Addendum previously provided that the Primary License Agreement would be subject to termination, among other things, if the Board of Directors of the California HealthCare Foundation (the "Foundation") ceased to consist of a majority of persons that served as directors of Blue Cross of California on or before May 17, 1996 (the "Original Blue Cross Directors"). Pursuant to the Amended Addendum, in the event that the number of Original Blue Cross Directors becomes equal to the number of non-Original Blue Cross Directors (such occurrence being known as the "Even Division Date"), the Foundation will be required to immediately make deposits into the voting trust (the "Voting Trust") established pursuant to the Amended and Restated Voting Trust Agreement dated as of August 4, 1997 by and among the Company, the Foundation and Wilmington Trust Company (the "Voting Trust Agreement") to reduce the Foundation's holdings of WellPoint Common Stock outside the Voting Trust to 20% of the outstanding WellPoint Common Stock and to make additional deposits into the Voting Trust within one year thereafter to reduce its holdings outside of the Voting Trust to 5% of the WellPoint Common Stock. As of June 12, 1998, the Foundation owned approximately 25% of the Company's outstanding Common Stock. The Foundation has indicated that an Even Division Date occurred on June 12, 1998.

     In addition to the Amended Addendum, the Company has also entered into an amendment to the Voting Trust Agreement in order to reflect the changes in the Amended Addendum.

     Copies of the Amended Addendum and Amendment No. 1 to the Amended and Restated Voting Trust Agreement are being filed as an exhibit to this Current Report on Form 8-K and the description of the terms thereof contained above is qualified in its entirety by reference to such exhibits.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

Exhibit No.         Exhibit
-----------         -------
99.1                California Blue Cross License Addendum (Amended and Restated
                    as of June 12, 1998) by and among the Company, Blue Cross of California and the BCBSA.

99.2 Amendment No. 1 dated as of June 12, 1998 to the Amended and Restated Voting Trust Agreement by and among the Company, the Foundation and Wilmington Trust Company.

99.3 Amendment No. 1 dated as of June 12, 1998 to the Share Escrow Agent Agreement by and between the Company and U.S. Trust Company of California, N.A.

                                      SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 1998


                              WELLPOINT HEALTH NETWORKS INC.


                              By:   /s/ Thomas C. Geiser
                                    -------------------------
                                    Name:     Thomas C. Geiser
                                    Title:    Executive Vice President


                                      4